Exhibit 10.9.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June ___, 1997 (this "Amendment"), is made among HCIA, INC. (the "Borrower"), the Lenders (as hereinafter defined) that have executed this Amendment (the "Required Lenders"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, certain banks (the "Lenders") and the Agent are parties to a Credit Agreement, dated as of August 8, 1996 (the "Credit Agreement"), as amended, providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         B. The Borrower, the Lenders and the Agent desire to make certain amendments to the Credit Agreement, and the Required Lenders have agreed to effect such amendments upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   AMENDMENTS

         1.1 Definitions. SECTION 1.1 of the Credit Agreement is hereby amended as follows:

         The definitions of Annualized EBITDA, Annualized EBITDAR and Fixed Charges are deleted in their entirety and replaced with the following:

                  "Annualized EBITDA" shall mean, as of the last day of any fiscal quarter, Consolidated EBITDA for the three (3) immediately preceding fiscal quarters, multiplied by 1.333.

                  "Annualized EBITDAR" shall mean, as of the last day of any fiscal quarter, Annualized EBITDA, plus Rent Expense for the three (3) immediately preceding fiscal quarters, multiplied by 1.333.


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                  "Fixed Charges" shall mean, as of the last day of any fiscal quarter, (a) the current maturity of Debt for borrowed money, plus (b) the sum of the following for the three (3) immediately preceding fiscal quarters then ending: (i) Interest Expense, (ii) Rent Expense, and
         (iii) Capital Expenditures, multiplied by 1.333.

                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that:

         2.1 Compliance with Credit Agreement. The Borrower is in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed, except where the Borrower's failure to comply has been waived in writing by the Lenders.

         2.2 Representations in Credit Agreement. The representations and warranties of the Borrower set forth in the Credit Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

         2.3 No Event of Default. No Event of Default (as defined in the Credit Agreement), nor any event that upon notice, lapse of time or both would become an Event of Default is continuing other than those, if any, waived in writing by the Lenders.

         2.4 Continuing Security Interests. All Loans and advances by the Lenders to the Borrower under the Credit Agreement, as amended hereby, and the Notes will continue to be secured by the Agent's security interest in all of the Collateral granted under the Credit Agreement or other Loan Documents, and nothing herein will affect the validity, perfection or enforceability of such security interests.

                                  ARTICLE III.

                         MODIFICATION OF LOAN DOCUMENTS

         3.1 Loan Documents. The other Loan Documents are amended as follows:

         Any individual or collective reference to any of the Loan Documents in any of the other Loan Documents to which the Borrower is a party shall mean, unless otherwise specifically provided, such Loan Document as amended and supplemented by this Second Amendment to Credit Agreement and as such Loan Document is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof, including without limitation, all references to the Credit Agreement, which shall mean the Credit Agreement as amended hereby and as further amended from time to time.

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                                   ARTICLE IV.

                                  MISCELLANEOUS

         4.1 Full Force and Effect. As expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         4.2 Nature of Amendment. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the provisions thereof on the date hereof.

         4.3 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         4.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         4.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                   HCIA, INC.

                                   By:      ____________________________________

                                   Title:   ____________________________________

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                                   FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA, as Agent

                                   By:      ____________________________________

                                   Title:   ____________________________________

                                   FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA,

                                   By:      ____________________________________

                                   Title:   ____________________________________

                                   BANK BOSTON, N.A., FORMERLY KNOWN
                                   AS THE FIRST NATIONAL BANK OF
                                   BOSTON

                                   By:      ____________________________________

                                   Title:   ____________________________________

                                   SIGNET BANK

                                   By:      ____________________________________

                                   Title:   ____________________________________


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